Exhibit 1

AGREEMENT OF JOINT FILING

QUALITY DISTRIBUTION, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of Amendment No. 1 to Statement on Schedule 13D and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 12th day of June, 2009.

APOLLO INVESTMENT FUND III, L.P.

By:	APOLLO ADVISORS II, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS III, L.P.

By:	APOLLO ADVISORS II, L.P.
Its Managing General Partner

	By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO (U.K.) PARTNERS III, L.P.

By:	APOLLO ADVISORS II, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS II, L.P.

By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT II, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT III, L.P.

By:	AIF III MANAGEMENT, LLC
Its General Partner

	By:	APOLLO MANAGEMENT, L.P.
Its General Partner

		By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF III MANAGEMENT, LLC

By:	APOLLO MANAGEMENT, L.P.
Its General Partner

	By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		APOLLO MANAGEMENT HOLDINGS GP, LLC
Its General Partner

	By:	/s/ John J. Suydam
John J. Suydam
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ John J. Suydam
John J. Suydam
Vice President